Filed pursuant to Rule 497(a)(1)
File No. 333-166491
Rule 482 Ad.

Medley Capital Corporation Prices Initial Public Offering
NEW YORK, NY — January 20, 2011 — Medley Capital Corporation (the “Company”) (NYSE: MCC) announced today the pricing of the initial public offering of 11,111,112 shares of its common stock at a public offering price of $12.00 per share. The Company offered 10,277,779 shares of its common stock through a group of underwriters and has granted the underwriters an option to purchase up to an additional 1,541,667 shares of its common stock. Additionally, the Company offered 833,333 shares of its common stock at the public offering price of $12.00 per share directly to affiliates of Medley Capital LLC, MCC Advisors LLC, which is the Company’s investment adviser, their respective affiliates and some of their employees. Since these shares are being sold directly by the Company and not through the underwriters, no underwriting discount or commission is being paid to the underwriters for these shares. The Company’s common stock is expected to begin trading on the New York Stock Exchange under the symbol “MCC” on January 20, 2011.
The Company intends to use the net proceeds from the offering to provide debt financing to portfolio companies in accordance with its investment objective and for general corporate purposes.
Goldman, Sachs & Co., Citi and UBS Securities LLC are acting as joint book-running managers. Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC are acting as joint-lead managers. BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Janney Montgomery Scott LLC, JMP Securities LLC and Gilford Securities Incorporated are acting as co-managers. The closing of the transaction is subject to customary closing conditions. The shares are expected to be delivered on January 25, 2011.
This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.
This offering is being made solely by means of a written prospectus forming part of the effective registration statement, which may be obtained from the Prospectus Departments of any of the following investment banks: Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282; Citi, Brooklyn Army Terminal, 140 58th Street, Brooklyn, NY 11220; or UBS Securities LLC, Attn: Prospectus Department, 299 Park Avenue, New York, NY 10171; or by calling Goldman, Sachs & Co. at (866) 471-2526, sending a request via facsimile at (212) 902-9316, or by emailing prospectus-ny@ny.email.gs.com; calling Citi at (877) 858-5407; or calling UBS Securities LLC at (888)

827-7275 ext. 3884. Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing.
ABOUT MEDLEY CAPITAL CORPORATION
The Company is a newly-organized, externally-managed, non-diversified closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, for tax purposes the Company intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Company’s investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. The Company is a direct lender targeting private debt transactions ranging in size from $10 to $50 million to borrowers principally located in North America. The Company’s investment activities are managed by its investment adviser, MCC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.
FORWARD-LOOKING STATEMENTS
Statements included herein may contain “forward-looking statements”. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.
*   *   *